UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 17, 2024

Commission File Number:  001-32420

Charlie's Holdings, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	84-1575085
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1007 Brioso Drive, Costa Mesa, California92627
(Address of principal executive offices)

949-203-3500
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.01(a)	Changes in Registrant’s Certifying Accountant.

On April 17, 2024, the Audit Committee (the “Committee”) of the Board of Directors of Charlie’s Holdings, Inc. (the “Company”) accepted the resignation of Mazars USA LLP (“Mazars”), the Company’s current independent registered public accounting firm. Mazars made the decision to cease its services to the Company effective with the filing of the Company's Form 10-Q for the quarter ended March 31, 2024 in connection with related client engagement continuance procedures resulting from the transaction Mazars is entering into with FORVIS, LLP effective June 1, 2024.

The audit report of Mazars on the Company’s consolidated financial statements as of December 31, 2023 and for the year ended December 31, 2023 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, Mazars’s report on the financial statements included an emphasis paragraph regarding substantial doubt about the Company's ability to continue as a going concern and a critical audit matter regarding the reserve for excess and slow-moving inventory.

From their appointment on June 29, 2023 through April 17, 2024, there were no (i) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Mazars’s satisfaction, would have caused Mazars to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided Mazars with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Mazars furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Mazars agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of Mazars’s letter is filed as Exhibit 16.1 herewith.

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit 16.1	Letter from Mazars
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charlie's Holdings, Inc.

Date: April 19, 2024	By:	/s/ Ryan Stump
Ryan Stump
Chief Operating Officer